PROXY

                       GRANITE CONSTRUCTION INCORPORATED

   ALLOCATED SHARES VOTING DIRECTIVE CARD FOR ANNUAL MEETING OF STOCKHOLDERS

        The undersigned hereby directs Bank of America N.T.&S.A. as Trustee of the GRANITE CONSTRUCTION Employee Stock Ownership Plan to vote all of the allocated shares of stock of GRANITE CONSTRUCTION INCORPORATED beneficially held for me by the Plan at the Annual Meeting of the Stockholders of GRANITE CONSTRUCTION INCORPORATED (the "Company") to be held at the Marriott Hotel, 350 Calle Principal, Monterey, California on May 19, 1997, at 10:00 a.m., local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of Company dated April 29, 1997 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company's 1996 Annual Report to Stockholders.

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IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED ALLOCATED SHARES
VOTING DIRECTIVE CARD IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU FAIL TO RETURN YOUR VOTING DIRECTIVE CARD TO THE TRUSTEE BY MAY 19, 1997, YOU WILL BE DEEMED TO HAVE AUTHORIZED THE PLAN'S COMMITTEE TO DIRECT THE TRUSTEE HOW TO VOTE THESE SHARES. AS A PARTICIPANT IN THE GRANITE CONSTRUCTION EMPLOYEE STOCK OWNERSHIP PLAN (THE "PLAN"), YOU ARE ENTITLED TO VOTE YOUR ALLOCATED PORTION OF THE SHARES OF THE COMMON STOCK HELD IN THE PLAN. YOUR VOTING DIRECTION SUBMITTED TO THE BNY WESTERN TRUST COMPANY, TRUSTEE OF THE PLAN, WILL BE CONFIDENTIAL.

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                (continued, and to be signed on the other side)

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                             *FOLD AND DETACH HERE*

                         (continued from other side)

                                                             Please mark
                                                             your votes as
                                                             indicated in   [X]
                                                             this example.


A vote FOR the following proposals is recom-                           FOR                     WITHHOLD
mended by the Board of Directors:                            all nominees listed below         AUTHORITY
                                                               (except as marked to      to vote for all nomi-
1. To elect Richard M. Brooks and Raymond E. Miles                the contrary)            nees listed below
   as directors to hold office for a three-year term and
   until their respective successors are elected and                   [ ]                        [ ]
   have qualified.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

RICHARD M. BROOKS                   RAYMOND E. MILES

                                                            FOR AGAINST ABSTAIN
2. To ratify the appointment of Coopers & Lybrand, L.L.P.   [ ]   [ ]    [ ]
   as the Company's independent accountants for the fiscal year ending December 31, 1997.

3. With discretionary authority, upon such other matters as may properly come before the meeting. The persons making this solicitation know at this time of no other matters to be presented at the meeting.


The shares represented hereby shall be voted as specified. IF NO SPECIFICATION IS MADE, I AUTHORIZE THE PLAN'S COMMITTEE TO DIRECT THE TRUSTEE HOW TO VOTE THESE SHARES.



Signature of Participant*________________________________ Dated:_________, 1997
*(PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THE PLAN CERTIFICATE REPRESENTING YOUR SHARES.)

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                            FOLD AND DETACH HERE

PROXY

                      GRANITE CONSTRUCTION INCORPORATED

 UNALLOCATED SHARES VOTING DIRECTIVE CARD FOR ANNUAL MEETING OF STOCKHOLDERS

        The undersigned hereby directs Bank of America N.T.&S.A. as Trustee of the GRANITE CONSTRUCTION Employee Stock Ownership Plan to vote the participant's pro rata portion of the unallocated shares of GRANITE CONSTRUCTION INCORPORATED beneficially held by the Plan at the Annual Meeting of the Stockholders of GRANITE CONSTRUCTION INCORPORATED (the "Company") to be held at the Marriott Hotel, 350 Calle Principal, Monterey, California on May 19, 1997, at 10:00 a.m., local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company dated April 29, 1997 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company's 1996 Annual Report to Stockholders.

_______________________________________________________________________________

IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED UNALLOCATED SHARES VOTING DIRECTIVE CARD IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU FAIL TO RETURN YOUR VOTING DIRECTIVE CARD TO THE TRUSTEEE BY MAY 19, 1997, YOU WILL BE DEEMED TO HAVE AUTHORIZED THE PLAN'S COMMITTEE TO DIRECT THE TRUSTEE LAW TO VOTE THESE SHARES. AS A PARTICIPANT IN THE GRANITE CONSTRUCTION EMPLOYEE STOCK OWNERSHIP PLAN (THE "PLAN"), YOU ARE ENTITLED TO VOTE YOUR PRO RATA PORTION OF THE UNALLOCATED SHARES OF THE COMMON STOCK HELD IN THE PLAN. YOUR VOTING DIRECTION SUBMITTED TO THE BNY WESTERN TRUST COMPANY, TRUSTEE OF THE PLAN, WILL BE CONFIDENTIAL.
_______________________________________________________________________________

                 (continued, and to be signed, on other side)


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                             FOLD AND DETACH HERE

                         (continued from other side)

                                                             Please mark
                                                             your votes as
                                                             indicated in   [X]
                                                             this example.


A vote FOR the following proposals is recom-                           FOR                     WITHHOLD
mended by the Board of Directors:                            all nominees listed below         AUTHORITY
                                                               (except as marked to      to vote for all nomi-
1. To elect Richard M. Brooks and Raymond E. Miles                the contrary)            nees listed below
   as directors to hold office for a three-year term and
   until their respective successors are elected and                   [ ]                        [ ]
   have qualified.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

RICHARD M. BROOKS                   RAYMOND E. MILES

                                                            FOR AGAINST ABSTAIN
2. To ratify the appointment of Coopers & Lybrand, L.L.P.   [ ]   [ ]    [ ]
   as the Company's independent accountants for the fiscal year ending December 31, 1997.

3. With discretionary authority, upon such other matters as may properly come before the meeting. The persons making this solicitation know at this time of no other matters to be presented at the meeting.


The shares represented hereby shall be voted as specified. IF NO SPECIFICATION IS MADE, I AUTHORIZE THE PLAN'S COMMITTEE TO DIRECT THE TRUSTEE HOW TO VOTE THESE SHARES.



Signature of Stockholder*________________________________ Dated:_________, 1997

*(Please sign your name exactly as it appears on the stock certificate representing your shares.)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            FOLD AND DETACH HERE